EXHIBIT 3.1
                           ARTICLES OF INCORPORATION

     Incorporated by reference to Exhibit 3i to the Company's Registration Statement No. 333-34243 on Form S-4 filed with the Securities and Exchange Commission on August 22, 1997.

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